Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

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In re:	§	Chapter 11

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EP ENERGY CORPORATION, et al.,	§	Case No. 19-35654 (MI)

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§	(Jointly Administered)

Debtors.[1]	§

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NOTICE OF FILING OF
AMENDED EXHIBIT H TO PLAN SUPPLEMENT
IN CONNECTION WITH FOURTH AMENDED JOINT CHAPTER 11

PLAN OF EP ENERGY CORPORATION AND ITS AFFILIATED DEBTORS

PLEASE TAKE NOTICE THAT:

1.            On October 3, 2019 (the “Petition Date”), EP Energy Corporation and its debtor affiliates in the above-captioned cases, as debtors and debtors in possession (collectively, the “Debtors”), commenced cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).

2.            On January 13, 2020, the Debtors filed the Fourth Amended Joint Chapter 11 Plan of EP Energy Corporation and Its Affiliated Debtors (ECF No. 685) (the “Plan”).2

3.            On January 14, 2020, the Bankruptcy Court entered the Order (I) Approving Proposed Disclosure Statement; (II) Establishing Solicitation and Voting Procedures; (III) Establishing Rights Offering Procedures; (IV) Scheduling Confirmation Hearing; (V) Establishing Notice and Objection Procedures for Confirmation of the Proposed Plan; (VI) Approving Notice and Objection Procedures for the Assumption of Executory Contracts and Unexpired Leases (ECF No. 691) (the “Disclosure Statement Order”).

1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: EP Energy Corporation (2728), EPE Acquisition, LLC (5855), EP Energy LLC (1021), Everest Acquisition Finance Inc. (0996), EP Energy Global LLC (7534), EP Energy Management, L.L.C. (5013), EP Energy Resale Company, L.L.C. (9561), and EP Energy E&P Company, L.P. (7092). The Debtors’ primary mailing address is 1001 Louisiana Street, Houston, TX 77002.

2 Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

4.            In accordance with the Disclosure Statement Order, on February 7, 2020, the Debtors filed the Plan Supplement in Connection with Fourth Amended Joint Chapter 11 Plan of EP Energy Corporation and Its Affiliated Debtors (ECF No. 785) (the “Plan Supplement”).

5.            The Plan Supplement is hereby amended and supplemented as follows:

Exhibit	Plan Supplement Document	Amendments/Supplements
H	Schedule of Rejected Contracts	Replaced with the revised version attached hereto as Exhibit 1 that incorporates the changes reflected in the blackline attached hereto as Exhibit 1-A

6.            The documents contained in the Plan Supplement are integral to, and are considered part of, the Plan. If the Plan is approved, the documents contained in the Plan Supplement will be approved by the Bankruptcy Court pursuant to the Confirmation Order. The Debtors, Initial Supporting Noteholders, and Creditors’ Committee reserve all of their respective rights with respect to the form of documents filed herewith and such documents remain subject in all respects to revision by such parties.

7.            A hearing to consider confirmation of the Plan is scheduled to begin on Wednesday, February 26, 2020 at 8:30 a.m. (Prevailing Central Time) before the Bankruptcy Court.

8.            Copies of the exhibits contained in the Plan Supplement, and all documents filed in these chapter 11 cases are available free of charge by visiting https://cases.primeclerk.com/EPEnergy. You may also obtain copies of the pleadings by visiting the Bankruptcy Court’s website at https://ecf.txsb.uscourts.gov in accordance with the procedures and fees set forth therein.

Dated:    February 19, 2020

Houston, Texas

/s/ Alfredo R. Pérez

WEIL, GOTSHAL & MANGES LLP

Alfredo R. Pérez (15776275)

Clifford W. Carlson (24090024)

700 Louisiana Street, Suite 1700

Houston, Texas 77002

Telephone: (713) 546-5000

Facsimile:    (713) 224-9511

Email: Alfredo.Perez@weil.com

 Clifford.Carlson@weil.com

-and-

WEIL, GOTSHAL & MANGES LLP

Matthew S. Barr (admitted pro hac vice)

Ronit Berkovich (admitted pro hac vice)

Scott R. Bowling (admitted pro hac vice)

David J. Cohen (admitted pro hac vice)

767 Fifth Avenue

New York, New York 10153

Telephone: (212) 310-8000

Facsimile:    (212) 310-8007

Email: Matt.Barr@weil.com

 Ronit.Berkovich@weil.com

 Scott.Bowling@weil.com

 DavidJ.Cohen@weil.com

Attorneys for the Debtors and

Debtors in Possession

Certificate of Service

I hereby certify that on February 19, 2020, a true and correct copy of the foregoing document was served by the Electronic Case Filing System for the United States Bankruptcy Court for the Southern District of Texas, and will be served as set forth in the Affidavit of Service to be filed by the Debtors’ claims, noticing, and solicitation agent.

/s/ Alfredo R. Pérez
Alfredo R. Pérez

Exhibit 1

Amended Schedule of Rejected Contracts

No.	Contract Party (Name)	Contract Counterparty (Name)	Description of Agreement	Agreement Date
1	EP Energy Global LLC (as successor to EP Energy Brazil & L.L.C., EP Energy Brazil Holdings Company)	Ouro Preto Oleo e Gas S.A.	Purchase and Sale Agreement	July 16, 2013
2	EP Energy Management, L.L.C	The Louisiana Land and Exploration Company LLC	Agreement of Transaction, Compromise, and Settlement and Receipt and Release	March 26, 2018
3	EP Energy Global LLC (as successor to EP Energy Brazil & L.L.C., EP Energy Brazil Holdings Company)	Braga Bastos Sampaio Advogados	Federal Administrative Tax Proceeding #18471.0008/2006-99 - Engagement Letter	September 1, 2018
4	EP Energy Global LLC (as successor to EP Energy Brazil & L.L.C., EP Energy Brazil Holdings Company)	Braga Bastos Sampaio Advogados	Espirito Santo ICMS Tax Administrative Litigation - Tax Assessment Notices # 5.000.741-1 and 5.000.742-2 - Engagement Letter	September 1, 2018
5	EP Energy LLC	Xerox	Lease Agreement	January 31, 2018

Exhibit 1-A

Blackline

Exhibit 1

Amended Schedule of Rejected Contracts

No.	Contract Party (Name)	Contract Counterparty (Name)	Description of Agreement	Agreement Date
1	EP Energy Global LLC (as successor to EP Energy Brazil & L.L.C., EP Energy Brazil Holdings Company)	Ouro Preto Oleo e Gas S.A.	Purchase and Sale Agreement	July 16, 2013
2	EP Energy Management, L.L.C	The Louisiana Land and Exploration Company LLC	Agreement of Transaction, Compromise, and Settlement and Receipt and Release	March 26, 2018
3	EP Energy Global LLC (as successor to EP Energy Brazil & L.L.C., EP Energy Brazil Holdings Company)	Braga Bastos Sampaio Advogados	Federal Administrative Tax Proceeding #18471.0008/2006-99 - Engagement Letter	September 1, 2018
4	EP Energy Global LLC (as successor to EP Energy Brazil & L.L.C., EP Energy Brazil Holdings Company)	Braga Bastos Sampaio Advogados	Espirito Santo ICMS Tax Administrative Litigation - Tax Assessment Notices # 5.000.741-1 and 5.000.742-2 - Engagement Letter	September 1, 2018
5	EP Energy LLC	Xerox	Lease Agreement	January 31, 2018